                           DEAN WITTER UTILITIES FUND

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                          12/31/97
CLASS A

                              6
YIELD = 2 {[((a-b)/cd) +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                       6
YIELD = 2 {[((13063.26-3001)/210729.53 X 17.95) +1] -1}

                                       =    3.21%

                           DEAN WITTER UTILITIES FUND

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                          12/31/97
CLASS B

                              6
YIELD = 2 {[((a-b)/cd) +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period

                                                                 6
YIELD = 2 {[((8568615.78-3413016.63)/138300171.72 X 17.04) +1] -1}
                                       =     2.64%

                           DEAN WITTER UTILITIES FUND

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                          12/31/97
CLASS C

                              6
YIELD = 2 {[((a-b)/cd) +1] -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                        6
YIELD = 2 {[((3029.77-1191.95)/18999.299 X 17.06) +1] -1}
                                       =    2.65%

                           DEAN WITTER UTILITIES FUND

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                          12/31/97
CLASS D

                              6
YIELD = 2 {[((a-b)/cd) +1] -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                           6
YIELD = 2 {[((58897.66-10091.61)/951598.39 X 17.06) +1] -1}
                                       =    3.65%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  UTILITIES FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97        $1,118.60      11.86%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,180.60                 18.06%                       0.43                   NA


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97            18.06               $11,186                     $56,669                   $114,518

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  UTILITIES FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL
INVESTED - P      31-Dec-97            YEARS - n             COMPOUND RETURN - T
-------------    -----------           -----------           ----------------------
 31-Dec-96        $1,207.90                     1                       20.79%

 31-Dec-92        $1,703.70                  5.00                       11.24%

 30-Apr-88        $2,986.30                  9.67                       11.97%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                                (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ----------------
 31-Dec-96        $1,257.90                 25.79%                          1                      25.79%

 31-Dec-92        $1,723.70                 72.37%                       5.00                      11.50%

 30-Apr-88        $2,986.30                198.63%                       9.67                      11.97%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL                  (D)   GROWTH OF        (E)   GROWTH OF          (F)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT - G  $50,000 INVESTMENT-G     $100,000 INVESTMENT - G
-----------      -----------           ----------------------  --------------------     -----------------------
 30-Apr-88           198.63               $29,863                         $149,315        $298,630

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  UTILITIES FUND(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97        $1,166.70      16.67%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,176.70                 17.67%                       0.43                   NA

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97            17.67               $11,767                     $58,835                   $117,670

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  UTILITIES FUND(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                          (A)                                                    (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 28-Jul-97        $1,181.30                 18.13%                       0.43                   NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL                  (C)   GROWTH OF        (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT- G  $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------      -----------           ---------------------  ---------------------       ----------------------
 28-Jul-97            18.13               $11,813                      $59,065                   $118,130